SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Sanderson Farms, Inc. (the “Registrant”) held its annual meeting of stockholders on February 9, 2017. At the meeting, the stockholders were requested to: (1) elect four Class A Directors to serve until the 2020 annual meeting; (2) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; (3) consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2017; and (4) consider and act upon a stockholder proposal to request that the Registrant adopt a policy to phase out the use of medically important antibiotics for growth promotion and disease prevention in its operations.

The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Registrant’s proxy statement filed on January 12, 2017:

1.	The stockholders voted to re-elect the following Class A directors for a three-year term by the votes set forth below:

Name	For	Withheld	Broker Non-Votes
Lampkin Butts	18,248,077	343,189	1,844,842
Beverly Hogan	18,270,554	320,712	1,844,842
Phil K. Livingston	17,980,108	611,158	1,844,842
Joe F. Sanderson, Jr.	17,981,643	609,623	1,844,842

2.	The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed January 12, 2017, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
18,284,979	271,889	34,397	1,844,842

3.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2017, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
20,354,885	55,468	25,755	—

4.	The stockholder proposal to request that the Registrant adopt a policy to phase out the use of medically important antibiotics for growth promotion and disease prevention in its operations was not approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
5,705,366	12,391,780	494,119	1,844,842

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: February 14, 2017	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer